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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 11, 2005


                               InfoNow Corporation
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                     00-19813               04-3083360
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(State or Other Jurisdiction         (Commission            (IRS Employer
     of Incorporation)               File Number)         Identification No.)


               1875 Lawrence Street, Suite 1100, Denver, CO 80202
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code: 303-293-0212

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

     On November 11, 2005, InfoNow Corporation extended its amended Channel Insight software and services agreements with its largest client through April 30, 2006. During the extended term, this client has agreed to continue to pay InfoNow for its software and services a monthly fee of $120,000, which represents a $28,000 per month reduction from the previous monthly fee of $148,000. InfoNow will continue to provide this client with Channel Insight software and services to: 1) collect sales transaction information from Channel Partners and others, 2) process the data to match sales transactions to the appropriate channel partners and end users, and 3) provide this client with reports based on the data. The extension requires that if the client desires to terminate these services prior to April 30, 2006 they will be required to pay a $15,000 per month termination fee for each of the remaining months in the term of the extension. There is no material relationship between the registrant or its affiliates and this client other than in respect of the foregoing agreements and the registrant's commercial client relationship with this client.

Cautionary Note Regarding Forward-Looking Statements

     This current report on Form 8-K may be deemed to contain forward-looking statements. Statements regarding future events are based on InfoNow's current expectations and are subject to associated risks related to InfoNow's ability to meet its objectives. Factors that could affect InfoNow's ability to achieve its objectives include: an extended macroeconomic slowdown could have an adverse effect on market demand for software and services; InfoNow may not be successful in forecasting customer demand for its solutions; strategic partnerships may not advance as anticipated, and/or InfoNow may not develop and deploy its software and services as expected. In light of these and other risks, there can be no assurance that the forward-looking statements contained in this current report will in fact be realized. Actual events or results may differ materially. Detailed information on factors that could cause actual results to differ materially from forward-looking statements made in this current report are contained in InfoNow's reports on form 10-KSB and 10-QSB filed with the Securities and Exchange Commission. These reports may be accessed through the EDGAR database maintained by the SEC at http://www.sec.gov/.







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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          INFONOW CORPORATION


Date:  November 17, 2005                  By: /s/ James Medina
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                                          Name:  James Medina
                                          Title: Interim Chief Financial Officer